Exhibit 10.2

ALEWIFE PROPERTIES LLC

STANDARD FORM LEASE

THIS STANDARD FORM LEASE (hereinafter referred to as “Lease”) is made on this 23rd day of August, 2023, by and between ALEWIFE PROPERTIES LLC, a Massachusetts limited liability company with a place of business at 545 Concord Avenue, Suite 400, Cambridge, Massachusetts 02138 (hereinafter referred to as the “Landlord”) and NEUROBO PHARMACEUTICALS, INC., a Delaware corporation with a current business address of 177 Huntington Avenue, Suite 1732, Boston, Massachusetts 02115 (hereinafter referred to as the “Tenant”) duly filed in Massachusetts and with a Certificate of Good Standing from Delaware.

WITNESSETH

ARTICLE 1 – PREMISES; COMMON AREAS; PARKING

1.1Premises.Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, AS-IS WHERE IS, except as otherwise expressly set forth herein, upon and subject to the terms and provisions of this Lease, the area of approximately 2,441 rentable square feet, known and numbered as Suite 210 (hereinafter referred to as the “Premises”), which is located on the 2nd floor in the building known as 545 Concord Avenue (hereinafter referred to as the “Building”) in Cambridge, Middlesex County, Massachusetts.

1.2Common Areas.Those portions of the Building not leased to any tenant, but for the benefit of the Building and its tenants, including but not limited to entrances and exits, elevators, lobbies, doorways, stairwells, restrooms, corridors, grounds, parking areas, walks, and the like, are hereinafter referred to as “Common Areas.” Tenant shall have the right to use the equipment room in the Building for the purpose of connecting Tenant’s telephone and electrical service and to use the Common Areas of the Building for the purposes for which they were designed. Landlord shall maintain the Common Areas and perform its repair, maintenance and replacement obligations under this Lease to the standard of office building in the Cambridge market. Landlord shall be responsible for all costs and expenses related to the repair, maintenance, insurance and replacement of Common Areas and Building, except as otherwise expressly set forth herein and for the management, operation, and administration of the Building. Landlord shall also be responsible for, and shall pay on or prior to their due date, all real estate taxes or special assessments, expense or charges that generally apply to the Building.

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Notwithstanding the foregoing, Tenant shall not connect to the Building’s electrical system any equipment which operates in excess of 120 volts nominal without Landlord’s prior written consent, which consent may be given, conditioned, or withheld by Landlord in its sole and absolute discretion.

1.3Building Access.The Building is accessible only with a key or code for the lobby door access system. Tenant acknowledges that such front door access system does not provide any measure of security or safety to the Building or the Premises, and Landlord shall not be liable to Tenant in any manner whatsoever arising out of the failure of the front door access system to secure any person or property from harm.

1.4Parking.Tenant shall have the right to use two (2) undesignated parking spaces in the garage underneath the Building, solely for the purpose of providing parking for automobiles of invitees, guests, or employees of Tenant but not for the public generally and for no other purpose. Overnight parking of vehicles is strictly prohibited, and all unlicensed/unregistered vehicles, or those with expired registration stickers, are strictly prohibited and will be towed, without notice, at the owner’s expense. Nothing herein shall be deemed a representation or warranty that the parking areas shall be sufficient for Tenant’s purposes or needs. Landlord shall not be liable to Tenant in damages or otherwise under any circumstances for failure to provide parking if at any time Landlord is prevented from doing so for reasons beyond its reasonable control or during any temporary need to close the underground garage or the other parking areas or portions thereof for maintenance, repair or replacement. The Landlord shall not be liable for any loss, injury, or damage to persons using the garage, automobiles, or other property therein.

ARTICLE 2 – TERM; OPTION

2.1Term. The term of this Lease (hereinafter referred to as the “Term”) shall be three (3) years, commencing on September 1, 2023 and terminating on the last day of the thirty-sixth (36th) calendar month thereafter. Landlord shall use its best efforts to complete Landlord’s Work by September 1, 2023.

Notwithstanding the foregoing, Tenant shall have the option of taking possession, establishing Tenant improvements, moving in, and commencing business from the Premises at any time following execution of this Lease so long as Tenant provides Landlord with certificates of insurance as required herein.

2.2Option. Provided that Tenant is not, and has not been, in default or breach of its obligations as set forth herein, Tenant shall have the right to extend the term of this Lease for one (1) additional term of two (2) years, under the same terms and conditions as set forth herein except that the rent for each year of said renewal term shall be as set forth in Article 3

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below. To exercise an option to extend, the Tenant must give the Landlord written notice of its intention to exercise such option no later than nine (9) months prior to the expiration date of the initial term. Upon the exercise of an option by Tenant, Tenant shall execute any documentation required by Landlord to memorialize said extension.

ARTICLE 3 – RENT

Tenant shall pay to Landlord, without offset, deduction, or demand, fixed rent (hereinafter referred to as “Fixed Rent”) in accordance with the following schedule:

Year	Lease Period	Per Sq. Fr.	Annual Fixed Rent	Monthly Fixed Rent

1	9/1/2023 – 8/31/2024	$35.00	$85,435.00	$7,119.58
2	9/1/2024 – 8/31/2025	$36.05	$87,998.05	$7,333.17
3	9/1/2025 – 8/31/2026	$37.13	$90,634.33	$7,552.86

If Tenant validly exercises its option to extend, Fixed Rent during such extension term shall be the following amounts:

Year	Lease Period	Per Sq. Fr.	Annual Fixed Rent	Monthly Fixed Rent

4	9/1/2026 – 8/31/2027	$38.24	$93,343.84	$7,778.65
5	9/1/2027 – 8/31/2028	$39.39	$96,150.99	$8,012.58

Rent is due and payable in equal monthly installments in advance on the first (1st) day of every month during the Term at the above address or such other address as Landlord may from time to time designate. If any installment of Fixed Rent is paid more than five (5) business days after the date due, it shall bear interest from the due date until paid in full at the rate of eighteen (18%) percent per annum (or, if less, the maximum rate of interest permitted at such time by law).

ARTICLE 4 – ADDITIONAL RENT

At its sole cost and expense, Tenant shall make its own arrangements for, and shall pay directly to, the applicable utility or service provider all charges for connectivity and usage for telephone, electric, internet, data, gas, other utilities, and any related expenses, used or

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consumed by Tenant, which services shall be separately metered or charged for the Premises. In addition, Tenant shall be responsible for all costs associated with all of Tenant’s systems, janitorial services within the Premises, and rubbish removal and disposal.

All sums which Tenant expressly agrees to pay under this Lease other than Fixed Rent, or which Landlord pays or incurs as a result of a default by Tenant, shall be included within the term “Additional Rent” whether or not expressly so identified. As used in this Lease, the term “Rent” shall collectively mean Fixed Rent and Additional Rent.

ARTICLE 5 – SERVICES AND MAINTENANCE

Landlord shall, at its sole cost and expense, maintain the structural components of the Building in good order, condition, and repair, reasonable wear and tear and damage by casualty or taking excepted, and shall provide water and sewer service to the Premises. Landlord shall, at its sole cost and expense, provide heating, ventilation, and air-conditioning, Monday-Friday, 8:00 AM to 6:00 PM and Saturday from 8:00 AM to 1:00 PM. No failure or delay by Landlord in supplying any service or performing any maintenance required, under the preceding sentence, shall give Tenant any right to terminate this Lease or shall give rise to any claim for set-off or any abatement of Rent, or of any of Tenant’s obligations under this Lease when such failure or delay is caused solely by the act or omission of Tenant.

Except as provided in the preceding paragraph of this Article 5, Tenant shall maintain the Premises in good order, condition and repair, reasonable wear and tear and damage done by casualty or taking excepted, and shall make such repairs and replacements as are necessary, to keep it in such good order, condition, and repair, all at Tenant’s sole cost and expense; including maintenance and repairs of the HVAC system serving the Premises. Landlord shall deliver the HVAC system “as-is” and does not make any warranty or representation with respect to the system and/or ongoing maintenance in connection therewith; with the exception that Landlord shall be obligated to replace the HVAC system should it fail.

ARTICLE 6 – USE; SIGNS

6.1     Permitted Use.     Tenant shall use the Premises for general office use only, and for no other purpose, unless with the express written consent of Landlord, which consent may be given, conditioned, or withheld by Landlord in its sole and absolute discretion. Notwithstanding the foregoing, Cryptocurrency mining is strictly prohibited.

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6.2Legal and Other Restrictions of Tenant’s Use.Tenant shall not conduct any activity on the Premises which is improper or offensive or which causes any noise, odor, or vibration to be emitted from the Premises. Tenant shall not introduce into or dispose of any materials other than domestic sewage in the plumbing system serving the Premises or the Building. Tenant shall use the Premises in compliance with all applicable laws, statutes, ordinances, by-laws, rules, regulations, and restrictions, and with the requirements of all governmental approvals, licenses, and permits relating to the land, the Building, or the Premises whether now or hereafter, in effect (hereinafter collectively referred to as “Legal Requirements”).

In addition, Tenant shall obtain, keep in force, and comply with all requirements of all governmental approvals, licenses, and permits required for Tenant’s specific use of the Premises as set forth in this Article 6 (if any). Without limiting the foregoing, Tenant agrees not to use, generate, treat, store, or dispose of “oil” or “hazardous materials,” as defined in M.G.L. c. 21E, on the Premises, anywhere in the Building, or on the land. Tenant shall indemnify, defend (with counsel reasonably satisfactory to Landlord) and hold Landlord harmless from ad against all claims, liabilities, losses, damages, costs, and expenses arising from such use, generation, treatment, storage, or disposal by Tenant, or by anyone claiming under Tenant, which indemnity shall survive the termination or expiration of this Lease.

6.3Signs.       Tenant shall not place on the exterior of the Building or Premises any signs other than those which shall first have been approved by Landlord, which must be in writing. Each sign must comply with all applicable governmental laws, ordinances, and regulations. During the term of this Lease, Tenant shall maintain said signs in a good state of repair and shall save Landlord harmless from any loss, cost, or damage that may occur as a result of the maintenance of said signs or the lack thereof. Unless otherwise directed by Landlord, at the end of the term, the Tenant shall remove said signs at its sole cost and expense and shall repair any material damage resulting from such removal. Notwithstanding the foregoing, Tenant may, at its sole cost and expense and in compliance with this paragraph, install a sign at the entrance to its Premises and Landlord will include Tenant’s name in the lobby directory.

ARTICLE 7 – ASSIGNMENT AND SUBLETTING

With the exception of a Permitted Transfer (defined below), Tenant shall not assign, transfer, mortgage, or pledge this Lease or sublet all or any part of the Premises, or enter into any other occupancy arrangement, whether voluntarily or involuntarily, or by operation of law (hereinafter collectively referred to as a “Transfer”) without Landlord’s prior written consent, which consent shall not be unreasonably withheld or conditioned. Notwithstanding the foregoing, without the consent of Landlord, Tenant may assign or sublease all or any portion of the Premises (each a “Permitted Transfer”)to: (a) an assignee/sublessee that

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controls, is controlled by or is under common control with Tenant, or any parent company of Tenant (with control meaning the power to direct the management and policies of an entity, directly or indirectly, whether through the ownership of voting securities or other beneficial interests, by contract or otherwise by Tenant or the parent company of Tenant), or (b) an entity that is a successor of Tenant by merger, consolidation, or the purchase of substantially all of Tenant’s assets or the sale of ownership interests of Tenant. However, with respect to each Transfer, including Permitted Transfers, (i) Tenant shall not be in Default at the time of the Transfer; (ii) Tenant shall give Landlord written notice prior to such Permitted Transfer at least fourteen (14) days prior to any such transfer; and (iii) the successor entity resulting from any merger or consolidation of Tenant or the sale of all or substantially all of the assets of Tenant, shall have a net worth that reasonably demonstrates such entity can perform the obligations under this Lease.

If Tenant requests Landlord’s consent to a Transfer, then Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee’s creditworthiness and character.

Landlord’s consent to a Transfer shall not release Tenant from its obligations under this Lease. Tenant shall remain fully and primarily liable for the obligations of the Tenant hereunder, and Tenant and its transferees shall be jointly and severally liable therefor.

Landlord’s consent to any Transfer shall not waive Landlord’s rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to the Tenant and apply such rents against Rent.

ARTICLE 8 – ALTERATIONS

Tenant shall not make any alterations, improvements, or additions (collectively “Alterations”) to the Premises without obtaining Landlord’s prior written consent, which consent may be given, conditioned, or withheld by Landlord in its sole and absolute discretion. Except for work done by or through Landlord, Tenant, before its work is started, shall: deliver to Landlord a copy of the final plans and specifications therefore, which shall be subject to approval by Landlord; secure all licenses and permits necessary therefore; obtain necessary bidding and performance guarantees; deliver to Landlord a

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statement of the names of all its contractors and subcontractors, which contractors and subcontractors shall be subject to approval by Landlord.

Notwithstanding the foregoing, Landlord’s consent shall not be required for any Alteration that satisfies all of the following criteria (a “Minor Alteration”): (a) the Alteration is either cosmetic in nature (including, without limitation, painting, carpeting and wallcovering) or consists of an interior decorating improvement or alteration; (b) is not visible from the exterior of the Premises; (c) will not affect the structure of the Building; and (d) the cost of Alterations made at any one time does not exceed Twenty-Five Thousand Dollars ($25,000.00) except that Tenant shall provide five (5) day written notice to Landlord of such Minor Alteration and shall secure all licenses and permits as may be required by the City of Cambridge or other regulatory authority.

Each contractor shall maintain the following coverages:

a.Commercial General Liability:

Coverage shall have minimum limits of $1M per Occurrence/$2M Aggregate per project, combined single limit for bodily injury and property damage liability. The policy shall include Premises and Operations; Independent Contractors; Products and Completed Operations; Contractual Liability; and Collapse, Explosion and Underground Hazard coverage. It is preferred that the General Aggregate Limit of $2M apply per project or per location. For any removal of toxic materials (i.e., asbestos), evidence of Abatement Errors or Omissions Liability Insurance must be presented.

b.Business Automobile:

Coverage shall have a minimum limit of $1M per occurrence, combined single limits for bodily injury liability and property damage liability. This policy shall include Owned Vehicles, Hired, and Non-Owned Vehicles Liability.

c.Workers’ Compensation:

Must meet statutory limits in compliance with Massachusetts and Federal Laws, covering all contractor and subcontractor employees. The coverage must include Employer Liability limits of $500,000/$500,000/$500,000. Increased limits may be waived with proof of the statutory Massachusetts Employer Liability Endorsement

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Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from the date of commencement of the work until the latter of the date of final payment or date of a satisfactory inspection. Claims-Made policies are only acceptable for professional liability-type policies and shall remain in force for a period of six years after completion of the work. All policies in force must have Alewife Properties LLC et al. named as an Additional Insured and include a severability of interests clause. For General Liability policies with an I.S.O. edition after December 2004, both I.S.O. Endorsement CG 20 10 07 04 (Ongoing Operations) and CG 20 37 07 04 (Products-Completed Operations) must be included. Depending on the extent and/or type of work, an Umbrella Policy may be required. Tenant shall deliver to Landlord certificates of all such insurance.

Tenant shall pay promptly when due the entire cost of any such work. All work shall be done in a good and workmanlike manner and in compliance with all Legal Requirements and with the provisions of all insurance policies from time to time in effect with respect to the land, the Building, or the Premises. All alterations, improvements, and additions shall be part of the Premises and shall not be removed unless Landlord and Tenant otherwise agree in writing prior to the time the Alteration is established.

ARTICLE 9 – INDEMNITY AND INSURANCE

9.1Indemnification.

Tenant shall indemnify, pay on behalf (when necessary), defend and hold harmless the Landlord, and Landlords’ property manager, trustees, board members, officers, directors, controlling entities, contractors, mortgagees, employees, consultants, attorneys, agents, representatives, parent companies, subsidiaries, members, owners, partners, shareholders and affiliates and all of their respective successors and assigns (collectively the “Landlord Indemnified Parties”) from and against all third party claims, costs, liabilities, direct and consequential losses, damages, penalties, recoveries, suits, judgments, executions, direct and consequential (including injunction-related) costs and expenses of whatever nature, including reasonable attorney’s fees and court costs, arising out of (a) injury to persons or damage to property in the Premises or (b) injury to persons or damage to property wherever situated (other than in the Premises) resulting from any act or omission of Tenant or (c) resulting from Tenant’s occupancy or use of the Premises.

This indemnity provision also pertains to work or installation done by the Tenant, its agents, contractors, employees, or invitees on the Premises during the term of this Lease and during the period of time, if any, prior to the commencement of this Lease for which the Tenant has been allowed access to the Premises. Any liability associated with the work or installation performed by contractors includes a resultant mechanic’s liens and monies due

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on account of such work. This provision shall also survive beyond the termination of this Lease for a period of one year.

Landlord shall indemnify, pay on behalf (when necessary), defend and hold harmless the Tenant from and against any and all claims, demands, liabilities, losses and/or damages to Tenant as the result of any grossly negligent or intentional act by Landlord and/or for the breach of any of Landlord’s Representations and Warranties contained herein. In the event that any action or proceeding is brought against Tenant, and the foregoing indemnity is applicable to such action or proceeding, then Landlord, upon notice from Tenant, shall resist and defend such action or proceeding. This provision shall also survive beyond the termination of this Lease for a period of one year.

9.2Insurance.

Tenant shall maintain the following insurance throughout this Lease and shall cause its subcontractors, vendors, agents, and other hired parties to comply with these insurance requirements:

(a)

Property Insurance:         Tenant shall purchase and keep in full force and effect, during the entire term hereof, its own insurance coverage, protecting it from loss, damage or injury by whatever means, on a “special form causes of loss” form (previously called “all risk”) or its equivalent protecting Tenant’s owned, leased, rented or borrowed property, equipment, data, tools, furniture, fixtures, machinery, equipment, stock in trade, improvements or betterments or other personal property and all other items kept, used, or maintained by Tenant in, on, or about the Leased Premises at replacement cost. Tenant shall purchase business interruption and extra expense insurance covering the interruption of Tenant’s business for the term of this Lease. Landlord shall not be liable for any loss or damage to property resulting from, but not limited to fire; explosion; falling plaster; steam; gas; air contaminants or emissions; electricity; electrical or electronic emanations or disturbance; dampness; humidity; temperature extremes; leaks from any part of the Premises, pipes, appliances, equipment, plumbing, roof, street or sub-surface; floods; or earth movement.

(b)General Liability: Tenant shall purchase and keep in full force and effect, during the entire term hereof, commercial general liability insurance written on an occurrence basis, and such coverage shall be no less broad than the most recent version of ISO CG 00 01. Coverage will apply on a primary and non-contributory basis to other insurance, whether additional insurance is collectible or not. No amending or exclusionary endorsements material to Tenant’s obligations in the Lease may be attached. If the Tenant sells products to or performs services for customers, products/ completed operations coverage shall

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be maintained for six (6) years after the Lease expires or terminates. Throughout the six (6) years, the Tenant shall submit renewal insurance certificates, including the additional insured endorsements, to evidence that coverage is being maintained. The Landlord Indemnified Parties shall be named additional insureds for ongoing and completed operations on forms no less broad than CG 20 37 and CG 20 38. Limits may be provided through a combination of primary and umbrella policies and shall not be less than the following:

● $1,000,000 each occurrence

● $1,000,000 personal/advertising injury

● $1,000,000 products/completed operations aggregate

● $1,000,000 general aggregate per location

(c) Workers Compensation & Employer’s Liability: Tenant shall purchase and keep in full force and effect, during the entire term hereof maintain, statutory workers’ compensation coverage compliant with Massachusetts statute and with any jurisdictions in which workers are residents or through which they may travel in the course of the Lease. If not including the MA Statutory Endorsement for Employer’s Liability, Employers liability limits shall not be less than the following:

● $1,000,000 each accident

● $1,000,000 by disease-policy limit

● $1,000,000 by disease-each employee

All policies in force must have Alewife Properties LLC et al. named as an Additional Insured and include a severability of interests clause. Tenant shall provide Acord certificate(s) demonstrating such insurance at least ten (10) days prior to the Commencement Date and shall thereafter deliver such certificates to Landlord within twenty (20) days after a request.

Tenant insurance policies shall (i) name Landlord as an additional insured on forms no less broad than CG 20 37 and CG 20 38, (ii) be provided by reputable insurers authorized to do business in the jurisdiction in which the Premises is located, with current AM Best ratings of not less than A- VIII; and (iii) provide limits no less than as indicated, which may be provided through primary and umbrella policies. Landlord may, from time to time, require that the amount of the insurance requirements to be provided and kept in force by the Tenant be reasonably increased.

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ARTICLE 10 – RIGHT OF ENTRY

Landlord and Landlord’s agents shall have the right to enter upon the Premises at all reasonable times, upon reasonable notice of no less than 48 hours (except in case of emergency), for the purpose of making repairs, or improvements, and showing the Premises to prospective mortgagees and purchasers (and, during the last six (6) months of the Term, to prospective tenants).

ARTICLE 11 – QUIET ENJOYMENT

Upon payment of all Rent and the observance and performance of all of the terms of this Lease, Tenant shall lawfully, peacefully, and quietly have, hold, occupy, and enjoy the Premises twenty-four (24) hours per day, seven (7) days a week, fifty-two (52) weeks a year during the Term, subject to the terms and provisions of this Lease and all encumbrances of record.

ARTICLE 12 – CASUALTY

If any part of the Building is damaged by fire or other casualty (whether or not the Premises are damaged), such that in Landlord’s good faith judgment, substantial reconstruction of the Building will be required, or if the holder of any mortgage on the Building requires the insurance proceeds arising from such fire or other casualty to be applied to the indebtedness secured by such mortgage, Landlord may terminate this Lease within sixty (60) days after such damage.

If the Lease is not terminated in accordance with the preceding paragraph, then within thirty (30) days after receipt of insurance proceeds, Landlord shall notify Tenant of such receipt and, subject to the terms, covenants, and provisions of any mortgages (including all mortgage loan documents), shall commence to restore the Premises. Landlord shall use reasonable diligence to restore the Premises (exclusive of Tenant’s personal and property trade fixtures) to substantially the condition in which the same was at the time of such fire or other casualty, but only to the extent of such insurance proceeds as are actually received and allocable to the Premises. Landlord shall not be liable for injury to Tenant’s business resulting from such damage or the repair thereof.

ARTICLE 13 – TAKING

If all of the Premises are taken by eminent domain or for any public or quasi-public purpose, or if, in Landlord’s good faith judgment, a taking has the effect of rendering the

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Land or Building unsuitable for its current use even if restoration were made, this Lease shall terminate as of the date that physical possession of the Premises, land or Building is taken. If any other taking of the Premises occurs, Landlord shall, but (a) only to the extent of taking proceeds actually received and (b) subject to the terms, covenants, and provisions of any mortgages (including all mortgage loan documents), restore the Premises or the portion thereof remaining (exclusive of Tenant’s personal property and trade fixtures) to substantially the condition in which the same were at the time such taking, to the extent reasonably practicable and economically feasible. All taking proceeds shall be the sole property of the Landlord.

ARTICLE 14 – DEFAULTS AND REMEDIES

14.1     Events of Default. The occurrence of any of the following shall constitute an “Event of Default” hereunder by Tenant:

(1)   if Tenant fails to pay any Rent when due; or

(2)   if Tenant fails to perform or observe any of the terms of this Lease other than those requiring the payment of Rent and such failure continues for thirty (30) days after Landlord gives written notice of said default; or

(3)   if Tenant dissolves or otherwise terminates its existence; or

(4)   if Tenant or any guarantor hereof becomes insolvent, makes an assignment of its property for the benefit of creditors, or suffers the appointment of a receiver, conservator, trustee in bankruptcy, or similar officer; or

(5)   if a proceeding shall be commenced with respect to Tenant or any guarantor hereof, under the provisions of any federal or state law relating to bankruptcy, insolvency, or the adjustment of debts, and such proceeding on a decree in bankruptcy, insolvency on the like remains unstayed or is not set aside within sixty (60) days.

14.2    Landlord Options.         Upon the occurrence of an Event of Default, Landlord may, at its option, consecutively or simultaneously without notice or demand, do and perform any one or more of the following, in addition to and not in limitation of, any other right or remedy available to Landlord at law or in equity or elsewhere under the Lease.

(a)  Bring Suit for Damages:      Landlord may bring suit for damages or specific performance for the collection of unpaid Rent or the performance of any of Tenant’s obligations, all either with or without entering into possession or

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terminating this Lease.

(b) Terminate:      Landlord may, at its option, give Tenant written notice terminating this Lease on a date not less than three (3) business days after Landlord gives such notice, and upon such date, this Lease shall terminate, and all rights of Tenant shall cease without further notice or lapse of time, Tenant hereby waiving all statutory rights, including rights of redemption, if any. Upon termination of this Lease, Tenant shall immediately surrender the Premises to the Landlord in accordance with the terms of this Lease. Tenant’s liability hereunder shall survive such termination, and Tenant shall indemnify and hold Landlord harmless from all claims, losses, costs, expenses, damages, or liabilities arising out of or in connection with such termination.

(c)  Enter:       Subject to compliance with applicable laws, Landlord may re-enter and take possession of the Premises or any part thereof in the name of the whole and repossess the same as of the Landlord’s former estate and expel the Tenant and those claiming through or under the Tenant and remove the effects of both or either (forcibly, if necessary) without being deemed guilty or any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenants.

(d)  Meet Provisions of Lease:       Subject to compliance with applicable laws, Landlord shall have the right, but not the obligation, without the necessity of terminating this Lease, to do whatever the Tenant is obligated to do by the provisions of this Lease and enter the Leased Premises by force if necessary, without being subject to prosecution or liable for any claims for damages therefore, in order to accomplish the purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in thus effecting compliance with the Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

(e)  Damages:      In addition to all Rent and other amounts previously due and unpaid under the terms and conditions of this Lease, Landlord shall be entitled to collect actual damages associated with the termination of the lease. All sums so paid by Landlord, and all costs and expenses in connection with the performance of Tenant’s obligations, plus interest thereon at the rate of 18% per annum (or, if less, the maximum rate of interest permitted at such time by law), shall be deemed Additional Rent and shall be payable to Landlord immediately upon demand.

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(f)Recover Costs:If the Landlord exercises any of the remedies set forth in this Article 14, in addition to all other costs and expenses, Landlord shall be entitled to recover (i) all sums expended by Landlord and not previously reimbursed to Landlord by Tenant in connection with improving or repairing the Premises and (ii) all of Landlord’s costs and expenses incurred in connection with the enforcement or termination of this Lease and eviction of Tenant, including without limitation, reasonable attorney’s fees and court costs.

(g)Store Property:The Landlord may store the Tenant’s effects and those of any person claiming through or under the Tenant at the expense and risk of the Tenant and, if the Landlord so elects, may sell effects at public auction and apply the net proceeds to the payment of all sums due to the Landlord from the Tenant including costs for storage and attorney’s fees and pay over the balance, if any, to the Tenant.

14.3   Reletting.     Following an Event of Default, if Landlord elects to relet all or any part of the Premises, such reletting may be on such terms and conditions as Landlord, in its reasonable discretion, may determine. Landlord may retain for itself all rents from reletting, and Landlord shall not be liable for any failure to relet all or any part of the Premises. The proceeds of reletting shall be applied first to pay all Landlord’s reletting expenses, including, without limitation, all repossession costs, alteration costs, brokerage commissions, advertising expenses, and reasonable attorney’s fees (hereinafter referred to as “Reletting Expenses”), then to pay any cost to Landlord of curing Tenant’s defaults, then to pay Rent, and any balance then to be kept by Landlord. Further, Tenant shall pay Landlord monthly on the days on which Fixed Rent would have been payable, as damages for Tenant’s default, the difference between: (i) the amount of Rent which would be payable under this Lease by Tenant if this Lease were still in effect, less (ii) the net proceeds of any reletting, after deducting Reletting Expenses.

14.4   Other Remedies.      Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent or other sum due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the covenants and provisions herein contained. Forbearance by the Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such definite. The rights and remedies granted to Landlord herein are cumulative, and in addition to any others, Landlord may be entitled to at law or in equity.

14.5   Landlord Default; Tenant Remedies.       Should Landlord default in the performance of any of the covenants on the part of Landlord to be kept or performed and such default shall continue for thirty (30) days after receipt of written notice from Tenant stating the nature and

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extent of the default (in the event that the nature of such default would require more than 30 days to cure, provided Landlord is using commercially reasonable efforts to cure, Landlord shall have up to 45 days to complete such cure), or should any warranty or representation made by Landlord be untrue and remain untrue thirty (30) days after receipt of written notice from Tenant specifying such untruth, Tenant shall, at its option, have the rights and remedies hereinafter set forth, which shall be distinct, separate and cumulative:

1.Intentionally Deleted.

2.Tenant may cure the default (which may include compelling specific performance by Landlord of such obligation), including, but not limited to, the making of any repairs or replacements to the Premises, Building or Common Areas, and Landlord shall reimburse Tenant, on demand, for all of Tenant’s reasonable costs and expenses incurred thereby. Notwithstanding the foregoing, Tenant may cure any default, without notice to Landlord, where the failure to promptly cure such default would, in the reasonable opinion of Tenant, create or allow to persist an emergency condition or materially adversely affect the operation of Tenant’s business.

3.Pending final determination of the validity and amount of any damages incurred by Tenant in performing any of the Landlord’s obligations hereunder, Tenant may, provided it acts reasonably and in good faith, without penalty or default, set-off its actual expenses or damages incurred by Tenant in performing any of Landlord’s obligations against Rent or any other amount due or to become due to Landlord from Tenant under this Lease.

14.6       No Consequential Damages.       Without waiving any remedies expressly set forth herein, in no event shall any party be liable for, and the other party shall not be entitled to recover from the defaulting party, and each party hereby agrees to waive any and all consequential, indirect, special, or punitive damages resulting from a default by a party hereunder.

ARTICLE 15 – SUBORDINATION

This Lease shall be subordinate to the terms, provisions, and covenants of all easements, restrictions, mortgages (including all mortgage loan documents), ground leases, and other instruments, now or at any time hereafter made an encumbrance on the Premises, the Building or the Land. This Article 15 shall be self-executing, but in confirmation of such subordination, Tenant shall, when requested, promptly execute and deliver such written instruments with commercially reasonable non-disturbance terms as shall be necessary to confirm such subordination of this Lease. Landlord shall take commercially reasonable steps to provide Tenant a commercially reasonable subordination, non-disturbance and attornment agreement (an “SNDA”) by its current Lender. Notwithstanding the foregoing,

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Landlord shall not be liable hereunder if Landlord’s efforts to procure an SNDA are unsuccessful.

ARTICLE 16 – MORTGAGEES

No default by Landlord shall result in a release of any of Tenant’s obligations under this Lease, unless and until Tenant has given written notice of such default to Landlord’s mortgagees of record and such mortgagees have failed to cure the condition complained of within a reasonable time (but less than 30 days) after receipt of such notice; but nothing contained in this Article 16 shall impose any obligation on such mortgagees to cure any default by Landlord.

No mortgagee shall be deemed to have assumed any of Landlord’s obligations hereunder, unless the mortgagee specifically elects to assume such obligations. If a mortgagee so assumes the obligations of Landlord hereunder, the mortgagee will be liable only for breaches of Landlord’s obligations occurring after such assumption.

If a mortgagee or any other subsequent purchaser of the Premises or the Building shall become the owner of the Premises or the Building by reason of the foreclosure of the mortgage or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the mortgage (mortgagee or such other purchaser being hereinafter referred as “Purchaser”), the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Premises or the Building shall be deemed to have agreed to accept such attornment.

ARTICLE 17 – SURRENDER

At the expiration or earlier termination of the Term, Tenant shall remove its personal property and trade fixtures, and peacefully yield up to Landlord the Premises broom clean, in good order, condition, and repair, reasonable wear and tear and damage by casualty excepted. Tenant shall repair any damage to the Premises caused by the removal of its property. Any property of Tenant that is required to be removed by Tenant and that is not removed at or before the expiration or earlier termination of the Term may be removed and stored or disposed of by Landlord as it deems appropriate in its sole discretion. Tenant agrees to reimburse Landlord for all of Landlord’s reasonable costs resulting from such removal and storage or disposition.

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ARTICLE 18 – ESTOPPEL CERTIFICATE

Tenant agrees from time to time to execute, acknowledge, and deliver to Landlord, within ten (10) business days after receipt of Landlord’s written request therefore, a statement in writing, addressed to such party as Landlord shall designate, certifying: (a) whether this Lease has been modified, and if so, identifying such modifications; (b) whether this Lease is in full force and effect; (c) whether Tenant has any defenses, offsets, or counterclaims against its obligations to pay the Rent and any other charges, and to perform its other obligations under this Lease; (d) whether Tenant has any present knowledge of any defaults on the part of Landlord under this Lease; (e) the Commencement Date and the Term; (f) the amount of Fixed Rent and Additional Rent due and payable, and the dates to which the same have been paid; and (g) any other matter which Landlord may reasonably request. Any such statement delivered shall be in a reasonable form and may be relied upon by persons identified in the certificate.

ARTICLE 19 – MECHANICS’ LIENS

Landlord’s title shall not be subject to liens for work done on behalf of the Tenant. Upon five (5) days written notice from Landlord, Tenant shall promptly remove or dissolve all liens against the Land, the Building, or the Premises resulting from claims against the Tenant.

ARTICLE 20 – WAIVERS

Failure by Landlord to complain of any act or omission by Tenant, no matter how long the same may continue, shall not be deemed to be a waiver of any of Landlord’s rights hereunder. No waiver by the Landlord of any breach of any term hereof shall be deemed to be a waiver of such term or of a subsequent breach of such term. The acceptance of Rent shall not be construed to be a waiver of any breach of any term of this Lease. The acceptance by the Landlord of a partial payment shall not be deemed to be an accord and satisfaction but only a payment on account. All waivers by Landlord must be in writing.

ARTICLE 21 – SUCCESSORS

The terms hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns. No owner of the Premises shall be liable under this Lease except for breaches of the Landlord’s obligations occurring while owner of the Premises. No trustee, partner, stockholder, officer, director, employee, or beneficiary of Landlord shall be personally liable under this Lease, and Tenant shall look solely to

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Landlord’s interest in the Premises in pursuit of its remedies hereunder. If more than one party executes this Lease as Tenant, their liability shall be joint and several.

ARTICLE 22 – NOTICES

Whenever by the terms of this Lease notice, demand, or other communication shall or may be given either to Landlord or to Tenant, the same shall be in writing and shall be (i) by registered or certified mail, return receipt requested, postage prepaid or (ii) by a reliable overnight courier (such as Federal Express) furnishing a receipt upon delivery:

If intended for Landlord, addressed to it at Landlord’s Address as set forth above, with a copy to William M. O’Brien, Esq., 545 Concord Avenue, Suite 400, Cambridge, Massachusetts 02138, or to such other address or addresses as may from time-to-time hereafter be designated by Landlord by like notice.

If intended for Tenant, addressed to it at Tenant’s Address as set forth above or to such other address or addresses as may from time-to-time hereafter be designated by Tenant by like notice.

The same shall be deemed to be delivered on the earlier of (a) the date received or (b) the date of delivery, refusal, or non-delivery if and as indicated on the return receipt of the United States Postal Service or of such overnight courier.

ARTICLE 23 – BROKERS

Landlord and Tenant each represents and warrants to the other party that neither party has had any dealings, negotiations, or consultations with respect to the Premises or this transaction with any broker or finder other than Leading Edge Real Estate and KW Commercial (hereinafter referred to as the “Broker”) and that no other broker or finder (other than Broker) took any part in dealings, negotiations, or consultations with respect to the Premises or this Lease. Each party agrees to indemnify and hold the other harmless from and against all liability, cost, and expense, including attorney’s fees and court costs, arising out of any misrepresentation or breach of warranty by under this Article. The Broker’s fee shall be paid under a separate Agreement by the Landlord.

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ARTICLE 24 – GENERAL

24.1     Partial Invalidity.     The invalidity or unenforceability of any provision hereof shall not affect the validity and enforceability of the remainder hereof. All captions are inserted solely for convenience and shall not affect the construction of this Lease.

24.2     Governing Law.     This Lease is governed by the laws of the Commonwealth of Massachusetts.

24.3     Entire Agreement.     This Lease contains the entire agreement between the Parties hereto with respect to the subject matter of this Lease and supersedes all prior understandings, agreements, and representations, if any, which shall have no force or effect with respect to such subject matter.

24.4     Modification of Lease.     This Lease shall not be amended or canceled except in writing by Landlord and Tenant. Tenant acknowledges that in entering into this Lease, it has not relied on any representation or understanding not set forth in this Lease.

24.5     Holdover.     If Tenant, or anyone claiming under Tenant, remains in possession of the Premises or any part thereof after the expiration or earlier termination of this Lease, without any agreement in writing between Landlord and Tenant with respect thereto prior to acceptance of rent by Landlord, then the person remaining in possession shall be deemed to be a tenant at sufferance only and after acceptance of rent by Landlord, the person remaining in possession shall be deemed a tenant at will, subject to the provisions of this Lease, including liability for Additional Rent and real estate taxes and operating expenses, as provided for herein if any, insofar as the same may be made applicable to a tenancy at will. In such circumstances, and for the entire period during which Tenant wrongfully holds over, Tenant shall comply with all of its obligations under this Lease except that Tenant shall pay Landlord, for each month of such holdover, an amount equal to one hundred twenty-five percent (125%) of the base rent payable by Tenant in the month immediately preceding holdover and thereafter during such holdover.

24.6     Rules and Regulations.     Tenant shall abide by and observe the rules and regulations attached hereto as Exhibit A and such other reasonable rules and regulations as may be made by Landlord from time to time so long as such rules and regulations are not inconsistent with the term of this Lease in which case the terms of this Lease shall govern. Nothing contained in this Lease or in any rules and regulations shall be interpreted to impose upon Landlord any obligations to enforce against any tenant its rules and regulations or the provisions of any lease with any other tenant. Landlord shall not be liable to the Tenant or any other entity for violating said rules, regulations, or lease provisions.

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24.7     Counterparts; Electronic Execution.     This Lease may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Lease, will constitute a complete and fully executed original. All such fully executed counterparts will collectively constitute a single agreement. Furthermore, the parties hereto each expressly agree that if the signature of any party on this Lease is not an original but is a digital, mechanical, or electronic reproduction (such as, but not limited to, a photocopy, fax, e-mail, PDF, Adobe image, JPEG, telegram, telex or telecopy or generated by electronic signature software such as DocuSign), then such digital, mechanical or electronic reproduction shall be as enforceable, valid and binding as, and the legal equivalent to, an authentic and traditional ink-on-paper original wet signature penned manually by its signatory; provided, however, either Landlord or Tenant may require an original wet signature.

ARTICLE 25 – SECURITY DEPOSIT

Concurrently with Tenant’s execution of this Lease, Tenant shall deposit with Landlord a security deposit (the “Security Deposit”) in the amount of $21,358.75. If Tenant fails to timely pay Rent or other charges due hereunder, or otherwise Defaults with respect to any provisions of this Lease (beyond applicable notice and cure periods hereunder, if any), Landlord may, without notice to Tenant, use, apply, or retain all or any portion of the Security Deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant’s Default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. Landlord shall have no obligation to apply the Security Deposit against any amount due or owing from Tenant under this Lease or against any advance made by Landlord, nor shall the rights and remedies of the Landlord under this Lease be affected in any manner by the fact that Landlord holds the Security Deposit or applies the Security Deposit in a manner set forth herein. Landlord shall not be required to keep the security deposit separate from its general accounts or to pay interest thereon unless otherwise required by applicable law.

If Landlord uses, applies, or retains the whole or any part of the Security Deposit in accordance with this Lease, Tenant shall deliver to Landlord the amount necessary to replenish the Security Deposit to its original sum within five (5) days after notice from Landlord of the amount due. Failure to pay the amount due within the required time period shall constitute a Default under this Lease.

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ARTICLE 26 – FORCE MAJEURE

If Landlord or Tenant is in any way delayed or prevented from performing any of its obligations under this Lease due to fire, the act of God, governmental act or failure to act, strike, labor dispute, wars, riots, inability to procure materials or any cause beyond such party’s reasonable control (whether similar or dissimilar to the foregoing events)(a “Force Majeure Delay”), the time for performance of such obligation shall be excused for the period of such delay or prevention and extended for a period equal to the period of such delay, interruption or prevention.

Notwithstanding the foregoing, in no event shall any such Force Majeure Delay excuse, extend, or in any way alter the time for performance by Tenant of its monetary obligations under this Lease, including, without limitation, the Tenant’s obligation to pay Fixed Rent and Additional Rent on the first day of each month hereunder, or allow Tenant to holdover in the Premises for any period after the expiration or earlier termination of this Lease.

ARTICLE 27 – WAIVER OF JURY TRIAL

Landlord and Tenant each hereby waives all rights to a trial by jury in any claim, action, proceeding, or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant’s use or occupancy of the Premises, or any claim or injury or damage. Tenant hereby waives any right to file a counterclaim against Landlord in any summary dispossess or similar proceeding.

ARTICLE 28 – LANDLORD’S WORK

Landlord agrees, at its sole cost and expense, to perform the following (“Landlord’s Work”):

-	Replace damaged or stained ceiling tiles as needed
-	Replace damaged binds as needed
-	Replace the carpet tiles in the Premises
-	Paint the Premises using Building standard colors

Landlord shall use its best efforts to complete all of Landlord’s Work on or before September 1, 2023.

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ARTICLE 29 – REPRESENTATIONS AND WARRANTIES

In addition to, and notwithstanding, the terms and conditions contained herein, Landlord hereby makes the following representations and warranties to Tenant:

1.Code Compliance. Landlord represents and warrants to the best of its knowledge, and without conducting any independent investigation or inquiry of any kind or nature (and no constructive or imputed knowledge shall be attributed to Landlord), that, as of the Commencement Date, the Premises, as delivered to Tenant in accordance with this Lease and the Common Areas of the Building shall be in compliance with all applicable laws, codes, ordinances, permits and approvals (including ADA); that Tenant may use the Premises for the Permitted Use and that Landlord has not received any written notice of violations of any health, safety, pollution, zoning or other laws, ordinances, rules or regulations including, without limitation, the ADA with respect to any portion of the Premises or the Building which have not been heretofore entirely corrected.

2.Environmental. Landlord represents and warrants to the best of its knowledge, and without conducting any independent investigation or inquiry of any kind or nature (and no constructive or imputed knowledge shall be attributed to Landlord), that there are no substances designed as, or containing components designated as, a hazardous substance, hazardous material, hazardous waste, regulated substance or toxic substance (collectively “Hazardous Substances”) by applicable laws, codes, ordinances, rules or regulations (collectively “Environmental Laws”) located in the Premises or on the Building in violation of Environmental Laws related to the presence or storage of Hazardous Substances.

3.Authority. Landlord represents and warrants that Landlord has full capacity, right, power and authority to execute, deliver and perform this Lease and all documents to be executed by Landlord pursuant hereto, and all required action and approvals therefor have been duly taken and obtained. The individual signing this Lease and all other documents executed pursuant hereto on behalf of Landlord is duly authorized. This Lease and all documents to be executed pursuant hereto by Landlord are binding upon and enforceable against Landlord in accordance with their respective terms, and the transaction contemplated hereby will not result in a breach of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, or other agreement to which Landlord or the Premises is subject or by which Landlord or the Premises is bound.

4.Utility Systems. To the best of Landlord’s knowledge, and without conducting any independent investigation or inquiry of any kind or nature (and no constructive or imputed knowledge shall be attributed to Landlord), all utility systems, up to and including connections to the Premises, including without limitation the plumbing, electrical, gas, water, sewer, heating, venting and air conditioning and mechanical systems, shall upon the Commencement Date be and throughout the Term remain in good condition and working order. In addition, the HVAC system that serves the Premises shall at all times be in a condition that can maintain

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the temperature within the Premises between 68° F and 74° F at any time as needed or desired by Tenant.

5.Title. Landlord represents and warrants to the best of its knowledge, and without conducting any independent investigation or inquiry of any kind or nature (and no constructive or imputed knowledge shall be attributed to Landlord), that Landlord has good marketable title to the Building. Landlord further represents and warrants to the best of its knowledge, and without conducting any independent investigation or inquiry of any kind or nature (and no constructive or imputed knowledge shall be attributed to Landlord), that there are no restrictions, encumbrances, covenants or conditions recorded against title to the Building that would limit, impair or restrict the Permitted Use or that would cause or require Tenant to pay or contribute to any assessment, charge or fee.

6.Additional Representations and Warranties. The other representations and warranties of Landlord expressly contained within the text of this Lease are hereby restated and incorporated by reference into this Section and shall be considered part of the definition of Landlord’s representations and warranties as used within this Lease.

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IN WITNESS WHEREOF the parties hereto have caused this Standard Form Lease to be executed as a sealed instrument, effective as of the day and year first above written. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and (ii) it is duly authorized and empowered to execute and deliver this Agreement.

LANDLORD:		TENANT:

ALEWIFE PROPERTIES LLC		NEUROBO PHARMACEUTICALS, INC.
a Massachusetts limited liability company		a Delaware corporation

By: ALEWIFE PROPERTIES CORPORATION, a Massachusetts corporation, its managing member

By:	/s/ Nishan Atinizian	By:	/s/ Hyung Heon Kim
Name:	Nishan Atinizian	Name:	Hyung Heon Kim
Title:	President	Title:	President

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EXHIBIT A

RULES AND REGULATIONS

The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building. Adherence to these rules and regulations by every tenant contributes to safe occupancy and quiet enjoyment of the Building. Any violation of these rules and regulations by any tenant which continues after notice from the Landlord shall be a Default under such tenant’s lease, at the option of the Landlord.

1)

The sidewalks, entrances, passages, courtyards, elevators, vestibules, doorways, stairways, corridors, halls, and other parts of the Building not occupied by any tenant (hereinafter “Common Areas”) shall not be obstructed or encumbered by any tenant or used for any purposes other than ingress and egress to and from the such tenant’s premises. No tenant shall permit the visit to its premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the Common Areas by other tenants.

2)

No drapes, blinds, shades, or screens shall be attached to, hung in, or used in connection with any window or door of a tenant’s premises without the Landlord’s prior written consent, which consent may be given, conditioned, or withheld by Landlord in its sole and absolute discretion. Such awnings, projections, curtains, blinds, screens, and other fixtures shall be of a quality, type, design, and color acceptable to Landlord and shall be attached in a manner approved by Landlord.

3)

No sign, advertisement, notice, or other lettering shall be exhibited, inscribed, painted, or affixed by any tenant on any part of the outside or inside of the tenant’s premises or to any window, doors, corridors, or other parts of the Building without the prior written consent of Landlord, which consent may be given, conditioned, or withheld by Landlord in its sole and absolute discretion. In the event of any violation of the foregoing by any tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to the tenant or tenants responsible for violating this rule. All interior signs on the doors and directory tablet of the Building shall be inscribed, painted, or affixed by Landlord at the expense of each tenant and shall be of a size, color, and style acceptable to Landlord.

4)

No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building nor placed in the Common Areas without the Landlord’s prior written consent, which consent may be given, conditioned, or withheld by Landlord in its sole and absolute discretion.

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5)

The water and wash closets and other plumbing fixtures and appliances shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. Repairs resulting from such damage to any such fixtures or appliances from misuse by a tenant shall be paid by Tenant, and Landlord shall not, in any case, be responsible therefore. No tenant shall throw anything out of the doors or windows or down any corridors or stairs.

6)

There shall be no marking, painting, drilling into, or other form of defacing of or damage to any part of a tenant’s premises or the Building. No boring, cutting, or stringing of wires shall be permitted. No tenant shall construct, maintain, use, or operate within its premises or elsewhere within or on the outside of the Building any electrical device, wiring, or apparatus in connection with a loudspeaker system or other sound system.

7)	No bicycles, vehicles, animals, birds, or pets of any kind shall be brought into or kept in or about a tenant’s premises or in the Building.
8)	No cooking shall be done or permitted by any tenant on its premises.
9)

All locks for doors in each tenant premises shall be building standard, and no additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof. Each tenant shall, upon the termination of its tenancy, return to Landlord all keys used in connection with its premises, including any keys to the premises, to rooms and offices within the premises, to storage rooms and closets, to cabinets and other built-in furniture, and toilet rooms, whether or not such keys were furnished by Landlord, or procured by the tenant. In the event of the loss of such keys, such tenant shall pay Landlord the cost of replacing the locks. On termination of a tenant’s lease, the tenant shall disclose to Landlord the combination of all locks for safes, safe cabinets, and vault doors, if any, remaining in the premises. All requests for duplicate keys shall be made through Landlord and charged to the tenant.

10)

All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description, must occur in such manner and during such hours as Landlord may require. Landlord reserves the right (but shall not have the obligation) to inspect all freight brought into the Building and to exclude from the Building all freight that violates any of these rules and regulations or any provision of any tenant’s lease.

11)

No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other like merchandise or service from any company or person who has, in the Landlord’s opinion, committed violations of Building regulations or caused a hazard or nuisance to the Building and/or its occupants.

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12)	Each tenant shall be responsible for all persons for whom it authorized entry into the Building and shall be liable to the Landlord for all acts of such persons.
13)	Each tenant shall see that all lights are turned off before closing and leaving its premises at any time.
14)

Any maintenance requirements of tenants, as provided for under their Lease, will be attended to only upon application at the management office. Building employees have been instructed not to perform any work or do anything outside of their regular duties except with special instructions from the property manager of the Building.

15)	Canvassing, soliciting, and peddling in the Building are prohibited, and each tenant shall cooperate to prevent the same.
16)

No water cooler, plumbing, or electrical fixture shall be installed by the tenant without Landlord’s prior written consent, which consent may be given, conditioned, or withheld by Landlord in its sole and absolute discretion.

17)	Mats, trash, and other objects shall not be placed in the public corridors.
18)

No smoking shall be permitted in any of the Common Areas of the Building or in the tenant’s premises. All cigarettes and related trash shall be disposed of in trash receptacles and not on the sidewalk, parking lot, or grass.

19)	Landlord will not be responsible for lost or stolen personal property.

Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be required for the safety, protection, care, and cleanliness of the building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees, and invitees. Such rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it as if prescribed initially herein.

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